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                                    FORM 8-A
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                            UNIVERSITY BANCORP, INC.
             (Exact name of registrant as specified in its charter)

               Delaware                                 38-2929531
(State of incorporation or organization)    (I.R.S. Employer Identification No.)

  959 Maiden Lane, Ann Arbor, Michigan                    48105
(Address of principal executive offices)                (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

          Title of each class                 Name of each exchange on which
          to be so registered                 each class is to be registered

          ------------------------            --------------------------------

          ------------------------            --------------------------------



         If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

         If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

         Securities Act registration statement file number to which this form relates: 333-47056 (if applicable)

         Securities to be registered pursuant to Section 12(g) of the Act:

               Rights (to buy common stock, expiring 10/31/2001)
           ----------------------------------------------------------
                                (Title of class)

           ----------------------------------------------------------
                                (Title of class)


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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The description of the Rights is incorporated by reference to the Company's Form S-2 dated August 14, 2001 (including any future amendments), pages 75 through 79, entitled Plan of Distribution, as filed with the Securities and Exchange Commission.

ITEM 2. EXHIBITS.
         None.

                                    SIGNATURE
         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

         (Registrant):     University Bancorp, Inc.
         Date:             October 10, 2001

By:       /s/ Stephen Lange Ranzini
         Stephen Lange Ranzini, President & CEO